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                                                                    EXHIBIT 12.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in this Registration Statement on Form 10SB-A of our report dated September 12, 2000, relating to the financial statements of Retractable Technologies, Inc., which appears in such Registration Statement.



PricewaterhouseCoopers LLP

Dallas, Texas
October 24, 2000